Exhibit 10.14

                          CONTRACT FOR PURCHASE OF
                            OIL & GAS PROPERTIES



STATE OF TEXAS     }
                   }KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS   }


     That this Contract for Purchase of Oil & Gas Properties made and entered into on the 1st day of April, 1997, by and between RAY L, INC., whose address is 4810 Derrick Dr., Abilene, Texas  79608 (hereinafter referred to as

"Seller"), and NATURAL GAS TECHNOLOGIES, INC., whose address is 16775 Addison

Road, Suite 300, Dallas, Texas  75248, (hereinafter referred to as "Buyer"):

                            W I T N E S S E T H

     Buyer agrees to pay Seller's cost in the Frerich #1 Re-entry Well which was unsuccessful, in the amount of $18,000.00, totalling 50% of cost.

     Buyer shall issue to Seller 120,000 shares, valued at $7.00 per share,

for all of Seller's rights and interest in the Wilde #1 Well, and the Jansa,

Frerich, Halfmann, Lange, Bryan and McNeill Leases.

     Buyer agrees to assign an Overriding Royalty to Seller totalling the difference of the Net Revenue of the lease, less 81.5% Net Revenue, on all leases excepting the Wilde #1 Well, which shall be 4.375% Net Revenue

Interest.  All Overriding Royalties shall revert to Buyer effective the date the shares issued to Seller are registered and legally tradeable.

     Buyer agrees to give Seller a first right of refusal to purchase all oil produced on properties covered by this agreement.

     WITNESS THE EXECUTION HEREOF on the date of acknowledgements, but effective as of April 1, 1997 at 7:00 a.m. local time, Dallas, Texas.

RAY L., INC.                              NATURAL GAS TECHNOLOGIES, INC.



/S/ RAY BERRY                             /S/ BRENT A. WAGMAN
BY:  Ray Berry, President                 BY:  Brent A. Wagman, President




STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

     This instrument was acknowledged before me on this    3rd
day of      April       1997, by Ray Berry, known to me to be President of Ray
L., Inc., and acting in that capacity, but effective on the date above stated.



                                          /S/ MARGARET F. SWINNEY
                                          Notary Public

                                          Margaret F. Swinney
                                          My Commission Exp. 10-23-00


STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

     This instrument was acknowledged before me on this     3rd
day of     April       , 1997 by Brent A. Wagman, known to me to be President
of Natural Gas Technologies, Inc., and acting in that capacity, but effective on the date above stated.



                                          /S/ MARGARET F. SWINNEY
                                          Notary Public

                                          Margaret F. Swinney
                                          My Commission Exp. 10-23-00